EXHIBIT 10.17 - TERMINATION AGREEMENT

      This TERMINATION AGREEMENT (this "Agreement") is entered into as of March 10th, 2004, by and among Clear Channel Communications, Inc., a Texas corporation ("Parent"), L. Lowry Mays and 4-M Partners, Ltd., a Texas limited partnership (the "Existing Shareholders"), and the other parties listed on the signature page hereof (the "New Shareholders"), parties to that certain Shareholders Agreement (the "Shareholders Agreement") dated October 2, 1999.

      WHEREAS, pursuant to Section 6.1(iii) of the Shareholders Agreement, Parent, the Existing Holders and the New Shareholders may terminate the Shareholders Agreement by mutual consent;

      WHEREAS, subsequent to entering into the Shareholders Agreement, each of HM2/HMW, L.P., HM2/Chancellor, L.P., Capstar Broadcasting Partners, L.P. and Capstar BT Partners, L.P., each a New Shareholder, and 4-M Partners, Ltd. distributed its assets to its partners and was dissolved, and such New Shareholders and 4-M Partners, Ltd. are no longer parties to the Shareholders Agreement; and

      WHEREAS, each of Parent, the Existing Shareholders and the New Shareholders desire to terminate the Shareholders Agreement as of the date hereof.

      NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Termination of Shareholders Agreement. The Shareholders Agreement is hereby terminated and is of no further force and effect, and no party thereto shall have any surviving obligations, rights, or duties thereunder.

      2. Amendments. No amendment, change, modification, or termination of this Agreement or any part hereof shall be effective or binding unless made in writing and signed by each party hereto.

      3. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      4. Captions. The captions to sections of this Agreement are solely for the convenience of the parties hereto and shall not affect the construction or interpretation of any provision of this Agreement.

      5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which when taken together shall constitute one and the same instrument as if the parties hereto had executed the same instrument.

      6. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto in respect of the subject matter hereof and supersedes any and all prior agreements, understandings, and representations, whether written or oral, relating to the subject matter hereof.

      7. Governing Law. This agreement and the rights and obligations hereunder shall be governed in all respects, including as to validity, interpretation, and effect, by the laws of the state of Texas, without giving effect to the principles thereof relating to conflicts of law.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.


                      CLEAR CHANNEL COMMUNICATIONS, INC.


                      By:    /s/ RANDALL T. MAYS
                         --------------------------------------------
                      Name:  Randall T. Mays
                      Title: Executive Vice President and Chief Financial
                      Officer

                      EXISTING SHAREHOLDERS:


                      /s/ L. LOWRY MAYS
                      -----------------------------------------------
                      L. Lowry Mays

                      NEW SHAREHOLDERS:

                      HICKS, MUSE, TATE & FURST EQUITY FUND II, L.P.

                      By:  HM2/GP Partners, L.P., its general partner

                      By:  Hicks, Muse GP Partners, L.P., its general partner

                      By:  Hicks, Muse Fund II Incorporated, its general partner

                      By:    /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name:  David W. Knickel
                      Title: Vice President, Treasurer and Secretary

                      HM4/CHANCELLOR, L.P.

                      By:  Hicks, Muse Fund IV LLC, its general partner

                      By:    /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name:  David W. Knickel
                      Title: Vice President, Treasurer and Secretary


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

                      HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                      By: HM3/GP Partners, L.P., its general partner

                      By: Hicks, Muse GP Partners III, L.P., its general
                      partner

                      By: Hicks, Muse Fund III Incorporated, its general
                      partner

                      By:    /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name:  David W. Knickel
                      Title: Vice President, Treasurer and Secretary

                      HM3 COINVESTORS, L.P.

                      By: Hicks, Muse GP Partners III, L.P., its general partner

                      By: Hicks, Muse Fund III Incorporated, its general partner

                      By:    /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name:  David W. Knickel
                      Title: Vice President, Treasurer and Secretary

                      HICKS, MUSE, TATE & FURST EQUITY FUND IV, L.P.

                      By:  HM4 Partners, L.P., its general partner

                      By:  Hicks, Muse GP Partners LA, L.P., its general partner

                      By: Hicks, Muse Latin America Fund I Incorporated, its general partner

                      By:    /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name:  David W. Knickel
                      Title: Vice President, Treasurer and Secretary


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

                      HICKS, MUSE, TATE & FURST PRIVATE EQUITY FUND IV, L.P.

                      By:  HM4 Partners, L.P., its general partner

                      By:  Hicks, Muse GP Partners LA, L.P., its general partner

                      By: Hicks, Muse Latin America Fund I Incorporated, its general partner

                      By:    /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name:  David W. Knickel
                      Title: Vice President, Treasurer and Secretary

                      HM 1-FOF COINVESTORS, L.P.

                      By:  Hicks, Muse GP Partners LA, L.P., its general partner

                      By: Hicks, Muse Latin America Fund I Incorporated, its general partner

                      By:    /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name:  David W. Knickel
                      Title: Vice President, Treasurer and Secretary

                      HM4-EQ COINVESTORS, L.P.

                      By:  Hicks, Muse GP Partners IV, L.P., its general partner

                      By:  Hicks, Muse Fund IV LLC, its general partner

                      By:    /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name:  David W. Knickel
                      Title: Vice President, Treasurer and Secretary


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

                      HM4-EN COINVESTORS, L.P.

                      By:  Hicks, Muse GP Partners IV, L.P., its general partner

                      By:  Hicks, Muse Fund IV LLC, its general partner

                      By: /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name: David W. Knickel
                      Title: Vice President, Treasurer and Secretary

                      HM4-P COINVESTORS, L.P.

                      By:  Hicks, Muse GP Partners IV, L.P., its general partner

                      By:  Hicks, Muse Fund IV LLC, its general partner

                      By: /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name: David W. Knickel
                      Title: Vice President, Treasurer and Secretary

                      CAPSTAR BOSTON PARTNERS, L.L.C.

                      By:  HM3/GP Partners, L.P., its managing member

                      By:  Hicks, Muse GP Partners III, L.P., its general
                      partner

                      By:  Hicks, Muse Fund III Incorporated, its general
                      partner

                      By: /s/ DAVID W. KNICKEL
                         --------------------------------------------
                      Name: David W. Knickel
                      Title: Vice President, Treasurer and Secretary

                      /s/ THOMAS O. HICKS
                      -----------------------------------------------
                      Thomas O. Hicks


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